UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

PATRIOT NATIONAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street

Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On March 20, 2025, Patriot National Bancorp, Inc. (the “Company”) entered into (i) securities purchase agreements (the “Co-Lead Investors Agreements”) with its President and director, Steven Sugarman (the “Lead Party”), and three co-lead investors (the “Co-Lead Investors”), and (ii) securities purchase agreements (the “Purchasers Agreements”, and together with the Co-Lead Investors Agreements, the “Securities Purchase Agreements”) with other accredited investors (collectively, and together with the Co-Lead Investors and the Lead Party, the “Purchasers”).

Pursuant to the Securities Purchase Agreements, the Company intends to issue to the Purchasers, at closing: (i) shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a purchase price of $0.75 per share, and (ii) shares of a new series of the Company’s preferred stock, no par value per share, designated as Series A Non-Cumulative Perpetual Convertible Preferred Stock (the “Series A Preferred Stock”), at a purchase price of $60 per share, to raise, in the aggregate, a minimum of $50,000,000 (the “Private Placement”).

The closing of the Private Placement contemplated by the Securities Purchase Agreements is scheduled to occur on or prior to March 27, 2025, subject to the satisfaction or waiver of certain customary conditions. The Company intends to use the net proceeds from the Private Placement to invest additional capital into Patriot Bank, N.A., the Company’s wholly owned banking subsidiary (the “Bank”), and for general corporate purposes.

The Securities Purchase Agreements contain customary representations and warranties of each of the parties. In addition, the Securities Purchase Agreements include various covenants and agreements, including, among others, covenants and agreements that relate to the following:

(i)	transfer restrictions on the Purchasers;

(ii)	limitation on each Purchaser’s beneficial ownership, such that no Purchaser (and its affiliates or any other persons with which it is acting in concert) will be entitled to purchase a number of shares of Common Stock that would result in such Purchaser becoming, directly or indirectly, the beneficial owner (as determined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the closing of more than 9.99% of the number of shares of the Company’s voting securities issued and outstanding;

(iii)	the Company’s obligation to indemnify Purchasers for, among other things, any losses or liabilities they may suffer as a result of any material breach of any of the representations, warranties or covenants contained in the applicable Securities Purchase Agreement or in other transaction documents by the Company;

(iv)	the Company’s obligation to hold a shareholders’ meeting to approve, among other matters: (x) the amended and restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”), which will authorize the issuance of (x) up to 2,000,000,000 shares of Common Stock, of which 200,000,000 shares of Common Stock will be designated as non-voting Common Stock, 1,800,000,000 shares will be designated as voting Common Stock, and (y) 200,000,000 shares will be designated as preferred stock, without par value, which will contain such rights, privileges and designations as the Company’s Board of Directors (the “Board”) may from time to time designate, of which the Board will designate such number of shares as necessary as non-voting non-cumulative perpetual convertible preferred stock with a liquidation value of $9.00 per share and which will be convertible into non-voting Common Stock and/or voting Common Stock, as applicable, at a per share conversion price of $0.75 per share, subject to adjustment as provided in the Amended and Restated Certificate of Incorporation; and (y) the 2025 Omnibus Equity Incentive Plan (the “Omnibus Equity Incentive Plan”) to provide equity-based incentives to directors, officers, employees and consultants of the Company;

(v)	the Company’s obligation, on or prior to the closing, to enter into an employment agreement with Steven Sugarman, as President of the Company, and to adopt the Omnibus Equity Incentive Plan to be effective upon the shareholder approval of such plan at the shareholders’ meeting; and

(vi)	the Company’s obligation, effective as of the date that the Company shall have filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Connecticut to provide for the automatic conversion of each issued and outstanding share of Series A Preferred Stock into 80 shares of non-voting Common Stock, without any further action on the part of any holder of shares of Series A Preferred Stock, with shares of non-voting Common Stock issued upon the conversion of Series A Preferred Stock being convertible into shares of voting Common Stock in accordance with the provisions of the Amended and Restated Certificate of Incorporation under certain circumstances.

The representations, warranties and covenants of each party set forth in the Securities Purchase Agreements have been made only for purposes of, and were and are solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Securities Purchase Agreements are included with this filing only to provide investors with information regarding the terms of such agreements, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses.

Preemptive Rights and Subsequent Financing

Pursuant to the terms of the Securities Purchase Agreements, if during five years after the date of the Securities Purchase Agreements, the Company or any of its Subsidiaries proposes to offer or sell (the “Offering”) any securities (any such security, a “New Security”) (other than (i) any Common Stock, non-voting Common Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date of the Securities Purchase Agreements; (ii) equity grants awarded, or securities issued, pursuant to the Company’s 2020 Restricted Stock Award Plan, as amended, and the Omnibus Equity Incentive Plan or as an inducement award to a new employee, as applicable; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar non-financing transaction), then the Company will use its reasonable best efforts to offer to each Purchaser listed in Schedule II to the Securities Purchase Agreements the right to participate in the Offering on the same terms as such securities are proposed to be offered to others less the amount paid to any investment banker, broker, broker-dealer, finder, or placement agent. To the extent the Offering of the New Security is over-subscribed, each Purchaser will have a preferential right to subscribe for the amount of New Securities required to enable it to maintain its proportionate Common Stock equivalent interest in the Company (or its Subsidiaries) immediately prior to any such issuance of the New Securities; provided, however, that no such Purchaser will have the right to purchase the New Securities to the extent (i) such purchase would result in such Purchaser, together with any other person whose Company securities would be aggregated with such Purchaser’s Company securities for purposes of any bank regulation or law, collectively being deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by such Purchaser) would represent more than 9.99% (or following the applicable bank regulatory approvals, 24.9% with respect to applicable Co-Lead Investor(s)) of the voting securities or more than 33.3% of the Company’s total equity outstanding, or (ii) such right would result in such Purchaser being deemed to control, under applicable banking rules and regulations, voting securities that would result in such Purchaser being deemed to control the Company or the Bank. A majority of the directors of the Board may waive these preemptive provisions (in whole or in part) or reduce a Purchaser’s allocation in an Offering if the Board determines that the Company must issue equity or debt securities on an expedited basis, that there are strategic reasons to conduct an Offering or include an investor in the Offering who is not a Purchaser, or the compliance with the preemptive provisions (in whole or in part) would negatively impact the timing, terms, size, or value of the Offering or otherwise harm the Company.

In addition, until December 31, 2026, in the event that any Offering of Common Stock or other equity-based securities (other than such offerings described in (i) through (iii) in a preceding paragraph) (a “Subsequent Financing”) is on terms that are more favorable than the terms and conditions, including, without limitation, the purchase price, applicable to the securities purchased in the Private Placement, then the Company will promptly notify the Purchasers in writing (the “MFN Notice”) and offer the Purchasers the right of first refusal to fund the entirety of the Subsequent Financing on the terms and conditions provided in the MFN Notice, subject to the ownership restrictions set forth in the preceding paragraph. The MFN Notice will include (i) the material terms and conditions of the Subsequent Financing; (ii) copies of any draft definitive agreements, term sheets, or related documentation for the Subsequent Financing; and (iii) the anticipated closing date of the Subsequent Financing.

Corporate Opportunities and Board Representative and Observer Rights

Pursuant to the Co-Lead Investors Agreements, any Co-Lead Investor and its affiliates and related investment funds may review the business plans and related proprietary information of any enterprise, including enterprises that may have products or services that compete directly or indirectly with those of the Company and its subsidiaries, and may trade in the securities of such enterprise in compliance with applicable securities laws, and none of the Co-Lead Investors, any affiliates thereof, any related investments funds or any of their respective affiliates will be precluded or restricted from investing or participating in any particular enterprise, or trading in the securities thereof whether or not such enterprise has products or services that compete with those of the Company and its subsidiaries.

The parties agreed that the Co-Lead Investors, any affiliates thereof, any related investment funds, and any of their respective affiliates have the right to, directly or indirectly, engage in the same or similar business activities or lines of business as the Company and its subsidiaries; and, in the event that any Co-Lead Investor, any affiliate of any Co-Lead Investor, any related investment funds or any of their respective affiliates acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Company or any of its subsidiaries, such corporate opportunity does not need to be communicated or presented to the Company or any of its subsidiaries.

In connection with their investment in the Company, each Co-Lead Investor who, together with its affiliates (collectively, a “Designating Purchaser”) holds, in the aggregate, shares of Common Stock equal to at least 4.9% of shares of Common Stock then outstanding (the “Minimum Ownership Interest”) has the right to designate one director for election or appointment to the Board (each, a “Board Representative”). Following the closing and subject to satisfactory completion of the Board’s due diligence and the satisfaction of all legal and regulatory requirements regarding service and election as a director of the Company, the Company will promptly cause such Board Representatives to be elected or appointed to the Board; provided that the right of each Designating Purchaser to designate a Board Representative will continue only so long as such Designating Purchaser continues to hold the Minimum Ownership Interest.

In addition, each Designating Purchaser shall have the right to designate a Board Representative for the Board of Directors of the Bank (the “Bank Board”) for three years following the closing, and the Company will cause such Board Representative to be elected or appointed to the Bank Board, subject to satisfactory completion of the Board’s due diligence and the satisfaction of all legal and regulatory requirements regarding service and election or appointment of such Board Representative as a director of the Bank Board.

If the Board Representative designated by a Co-Lead Investor is not elected or appointed to the Board at the next annual or special meeting of shareholders of the Company held after the closing, then such Co-Lead Investor will have the right to appoint one non-voting observer to attend all Board meetings, receive materials provided to the Board and participate in Board discussions, subject to such observer entering into a customary confidentiality agreement with the Company; provided, however, that such non-voting observer will be excluded from Board meetings and discussions in which confidential supervisory information is discussed and will not receive Board materials that would disclose confidential supervisory information.

Certificate of Amendment

The preferences, limitations, powers and relative rights of the Series A Preferred Stock are set forth in the Certificate of Amendment of the Certificate of Incorporation of the Company (the “Certificate of Amendment”). The Company has previously reported that, on March 13, 2025, the Company filed the Certificate of Amendment with the Secretary of State of the State of Connecticut. The Certificate of Amendment designates 500,000 shares of Series A Preferred Stock.

As specified in the Certificate of Amendment, the Series A Preferred Stock have the following terms:

Dividends: Holders of shares of issued and outstanding Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, non-cumulative dividends in arrears at the rate per annum of 10% per share, payable semi-annually on April 1 and October 1 beginning on October 1, 2026. Dividends will be payable, at the option of the Company, in cash or in kind through the issuance of additional shares of Series A Preferred Stock, provided, that if the shares of Series A Preferred Stock are converted into shares of Common Stock in full on or prior to October 1, 2026, then the holder of such share of Series A Preferred Stock will not have any right to receive any dividends on the Series A Preferred Stock.

Conversion: Each holder of Series A Preferred Stock will be permitted to convert, or upon the written request of the Company shall convert, each share of Series A Preferred Stock into 80 shares of Common Stock up to the Maximum Voting Securities (as defined below), and, upon such conversion, no holder, together with all of its affiliates, will own or control in the aggregate more than the Maximum Voting Securities. In addition, each share of Series A Preferred Stock will automatically convert into the applicable number of shares of Common Stock, without any further action on the part of any holder, on the date such holder transfers any shares of Series A Preferred Stock to a non-affiliate of such holder in a Permissible Transfer (as defined below).

“Maximum Voting Securities” mean, in connection with any one or more conversions of Series A Preferred Stock by any holder, without prior receipt of applicable banking regulatory approvals, not more than 9.99% of the Common Stock (or of any other class of voting securities issued by the Company), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of voting securities of the Company (which, for the avoidance of doubt, does not include Series A Preferred Stock), provided that any right to convert will not be available if it would result in the holder being deemed to control, under appliable banking rules and regulations, voting securities that would result in the holder being deemed to control the Company or the Bank, and provided further that the right to convert Series A Preferred Stock into Common Stock will not be available to a transferee of shares of Series A Preferred Stock with respect to a transfer other than a Permissible Transfer.

“Permissible Transfer” means a transfer by the holder of Series A Preferred Stock (i) to the Company; (ii) in a widely distributed public offering of Common Stock or Series A Preferred Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Series A Preferred Stock but is one in which no one transferee (or group of associated transferees) acquires the right to receive 2% or more of any class of the voting securities of the Company then outstanding; (iv) that is part of a transfer of Common Stock or Series A Preferred Stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) to a transferee that controls more than fifty percent (50%) of the voting securities of the Company without giving effect to such transfer.

Voting: Holders of shares of Series A Preferred Stock will not have any voting rights, except as set forth below or as may otherwise from time to time be required by law. Holders of shares of Series A Preferred Stock will be entitled to one vote for each such share on any matter on which Holders of shares of Series A Preferred Stock are entitled to vote, including any action by written consent.

So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Company’s Certificate of Incorporation, the affirmative vote or consent of the holders of at least a majority of the issued and outstanding shares of Series A Preferred Stock at the time outstanding, voting as a separate class will be necessary to:

(i)	authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Company ranking senior to the Series A Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Company;
(ii)	amend, alter or repeal any provision of the Company’s Certificate of Incorporation, including the Certificate of Amendment (including, unless no vote on such merger or consolidation is required by clause (iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of shares of Series A Preferred Stock; or
(iii)	to consummate a binding share exchange or reclassification involving the shares of Series A Preferred Stock, or of a merger or consolidation of the Company with another corporation or other entity, unless in each case (x) the shares of Series A Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Company is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of shares of Series A Preferred Stock immediately prior to such consummation, taken as a whole.

Redemption: Series A Preferred Stock will have perpetual term and have no fixed maturity date unless converted in accordance with the terms set forth in the Certificate of Amendment and discussed above. Notwithstanding the foregoing, the Company may repurchase or otherwise acquire shares of Series A Preferred Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements. In addition, issued and outstanding shares of Series A Preferred Stock may be redeemed by the Company, from time to time, on or after the fifth anniversary of the closing date, in whole or in part, at a redemption price equal to $60 per share of Series A Preferred Stock, plus the amount of declared and unpaid dividends, if any, without interest on such unpaid dividends.

Registration Rights Agreement

In connection with the closing of the Private Placement, the Company and the Purchasers will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), under which the Company will be obligated to file a registration statement (and subsequent additional registration statements, as required) with the Securities and Exchange Commission (the “SEC”) to register for resale the shares of Common Stock to be issued in the Private Placement and the underlying shares of Common Stock into which the Series A Preferred Stock and non-voting Common Stock may be converted, as applicable. The Registration Rights Agreement will obligate the Company to use its reasonable best efforts to file such initial registration statement no later than the sixtieth (60th) day following the closing of the Private Placement and to cause such registration statement or any subsequent additional registration statement to be declared effective by the SEC no later than the ninetieth (90th) day after the filing of such registration statement.

Financial Viability Exception under Nasdaq Listing Rules

The Company has previously reported that it had requested and received from the Nasdaq Listing Qualifications Department an exception from the Nasdaq shareholder approval rules pursuant to the “financial viability exception” set forth in Nasdaq Listing Rule 5635(f).

2025 Omnibus Equity Incentive Plan

The Company’s Board of Directors approved the 2025 Omnibus Equity Incentive Plan (the “Plan”) to be effective at the closing of the Private Placement, subject to and contingent upon the approval of the Company’s shareholders. The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants by providing incentives directly linked to shareholder value. The Plan will be administered by the Compensation Committee of the Board. The types of awards (the “Awards”) issuable pursuant to the Plan are Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, or Other Stock-Based Awards, as such terms are defined in the Plan. Subject to the terms of the Plan, the maximum number of shares of Common Stock, Options and/or Stock Appreciation Rights that may be granted pursuant to Awards under the Plan shall be twenty percent (20%) of the then outstanding shares of Common Stock (which, for the avoidance of doubt, includes all outstanding shares of Common Stock, whether voting or non-voting) (the “Share Limit”); provided, that in no event shall the Share Limit be less than 10,000,000 shares.

Employment Agreement

The Company entered into an Employment Agreement, dated and effective as of the closing of the Private Placement (the “Employment Agreement”), with Steven Sugarman (the “Executive”), as the Company’s President, with the Executive also having such other roles and responsibilities at the Company and the Bank as shall be mutually agreeable by the parties. The term of employment ends on April 1, 2029 (the “Employment Period”); provided, however, that, commencing on April 1, 2026, and on each anniversary of such date (such date and each annual anniversary thereof, a ”Renewal Date”), unless previously terminated, the Employment Period will automatically be extended so as to terminate three years from such Renewal Date.

During the Employment Period, the Executive will receive an annual base salary (“Annual Base Salary”) at a rate of not less than $200,000 payable in accordance with the Company’s normal payroll policies, subject to the review for increase at least annually by the Compensation Committee of the Board pursuant to normal performance review policies. With respect to each fiscal year ending during the Employment Period, the Executive will be eligible to receive an annual bonus (the “Annual Bonus”), based on the attainment of performance objectives determined and established by the Compensation Committee, with no more than 50% of the Annual Bonus for any year payable in the form of equity awards.

The Company will issue to the Executive the initial equity award within thirty (30) days following the Effective Date, and within thirty (30) days following the end of each quarter during the term of the Employment Agreement, the Company will issue to the Executive the quarterly equity award. The initial equity award means the amount of Restricted Stock Units equal to five percent (5%) of the outstanding Common Stock and all equity securities eligible to be converted into Common Stock as of the Effective Date. The quarterly equity award means the amount of Restricted Stock Units equal to the number of shares of Common Stock equivalent to five percent (5%) of the outstanding Common Stock and all equity securities eligible to be converted into Common Stock as of most recent quarter-end minus the amount of Common Stock held by the Executive pursuant to awards previously issued pursuant to the Employment Agreement as of most recent quarter-end.

Such Restricted Stock Units will vest in twelve (12) equal monthly tranches commencing on the issuance date and will have a restricted period of one year from the date of grant. Within ten business days following the date on which such restricted period ends, the Company will be obligated to deliver to the Executive: (i) to the extent the Plan has not been approved by the Company’s shareholders, cash equal to the fair market value of one share as of the date on which the Restricted Stock Unit’s restricted period ends for each Restricted Stock Unit that vested; or (ii) to the extent the Plan has been approved by the Company’s shareholders, one share for each Restricted Stock Unit that vested.

The Employment Agreement also contains certain termination, claw back, confidentiality and other customary provisions.

The foregoing descriptions of the Securities Purchase Agreements, the Registration Rights Agreement, the Plan and the Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, copies of which are attached to this Current Report on Form 8-K, as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated by reference herein. The description of the Certificate of Amendment, set forth above, does not purport to be complete and is qualified in its entirety by reference to the full text of this document, a copy of which is attached as Exhibit 3.1 to the Current Report on Form 8-K, which was filed with the SEC on March 19, 2025 and is incorporated by reference herein.

Amendments to the Subordinated Notes and Senior Notes

In connection with the Private Placement, the Company entered into amendments (collectively, the “Amendments”) to: (i) 6.25% Fixed to Floating Subordinated Note due June 30, 2028 (the “Subordinated Note”), entered into as of March 17, 2025, with a holder of Subordinated Notes and (ii) 8.5% Fixed Rate Senior Notes Due 2026 (the “Senior Notes” and together with the Subordinated Note, the “Notes”), entered into as of March 17, 2025, with holders of Senior Notes. The Amendments are subject to and are effective at the closing of the Private Placement.

The amendment to the Subordinated Note provides that the interest on the Subordinated Note will be paid-in-kind (“PIK”) and the aggregate outstanding principal amount of the Subordinated Note will be automatically increased on each interest payment date by the amount of such PIK interest for all accrued and unpaid interest payments as of the closing date of the Private Placement and for future scheduled interest payments owed through and including the March 30, 2026 interest payment date. In addition, pursuant to such amendment, the noteholder agrees to convert $2,000,000 of the outstanding principal amount of the Subordinated Note into shares of Common Stock effective on the closing date of the Private Placement.

The amendment to the Senior Notes provides that (i) the maturity date of the Senior Notes will be extended to April 15, 2028, (ii) the interest rate will be increased to 10% effective as of January 1, 2026, and (iii) at any time prior to the maturity date, the Company may repay any amount of the outstanding principal amount of the Senior Notes, in whole or in part, without penalty. In addition, pursuant to such amendment, if the amount of cash consideration raised in the Private Placement on the closing date thereof is less than $60,000,000, interest on the Senior Notes may be PIK for all accrued and unpaid interest payments as of the closing date of the Private Placement, and for future scheduled interest payments owed through the January 15, 2026 payment (the “PIK Period”). However, if the amount of cash consideration raised in the Private Placement on the closing date thereof for shares of Common Stock is less than $50,000,000 (the “Minimum Closing Amount”), the noteholders agree to convert into shares of Common Stock an amount of the outstanding Senior Notes, on a pro rata basis, equal to the lesser of: (i) the dollar amount necessary to achieve the Minimum Closing Amount; and (ii) $5,000,000, and all accrued and unpaid interest payments as of the closing date of the Private Placement and for future scheduled interest payments owed through the January 15, 2026 payment may be PIK.

In addition, pursuant to the amendment to the Senior Notes, at any time during the PIK Period, any noteholder may elect to voluntarily convert any amount of such noteholder’s outstanding principal and/or interest into shares of Common Stock on the same terms as in the Private Placement, subject to the shareholder approval.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, which will be filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above related to the Notes is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 with respect to the Private Placement, including the conversion of the Notes, is incorporated by reference into this Item 3.02.

The investment in the Company’s securities discussed in this Current Report on Form 8-K involves the offer and sale of securities in a Private Placement that will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be subject to the resale restrictions under the Securities Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The securities offered by the Company will be issued without registration under the Securities Act in reliance upon the exemption provided under Rule 506 of Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act as securities offered and sold only to accredited investors (as defined in Rule 501(a) of Regulation D under the Securities Act) in a transaction not involving any public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above related to the Plan and the Employment Agreement is incorporated by reference in this Item 5.02.

On March 20, 2025, David Lowery announced his resignation as Chief Executive Officer of the Company and as President and Chief Executive Officer of the Bank, the Company’s wholly-owned subsidiary, effective as of April 15, 2025 or as otherwise determined by Mr. Lowery and the Company, to ensure a seamless transition. Mr. Lowery will assist with the management transition until such date. Mr. Lowery will also resign from his director position on the Board of the Company and the Bank Board, effective as of such date. Mr. Lowery is resigning to pursue other opportunities.

Item 7.01. Regulation FD Disclosure

On March 20, 2025, the Company issued a press release announcing the Private Placement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Co-Lead Investors Agreement*
10.2	Form of Purchasers Agreement*
10.3	Form of Registration Rights Agreement
10.4	2025 Omnibus Equity Incentive Plan
10.5	Employment Agreement between the Company and Steven Sugarman
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

___________________________

* Other than the form of the Certificate of Amendment and the form of the Registration Rights Agreement, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s plans, objectives, goals, strategies, business plans, future events or performance. Words such as “anticipates," “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding its business, plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Many possible events or factors could affect the Company’s future financial results and performance and could cause its actual results, performance or achievements to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: (i) delays in closing the Private Placement, (ii) the dilution to be caused by the Company’s issuance of additional shares of its capital stock in connection with the Private Placement, (iii) general competitive, economic, political and market conditions, or (iv) other factors that may affect future results of the Company.

Given these factors, you should not place undue reliance on these forward-looking statements. All information set forth in this Current Report on Form 8-K is as of the date of this Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

March 20, 2025	By:	/s/ David Lowery
David Lowery
Chief Executive Officer